UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2022

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St., Suite 2100
Houston, TX 77002
(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 19, 2022, Targa Resources Partners LP (the “Partnership”), a subsidiary of Targa Resources Corp. (the “Company”), and Targa Receivables LLC, a bankruptcy-remote special purpose entity that is an indirect wholly-owned subsidiary of the Partnership (the “SPV”), entered into a Twelfth Amendment to the Receivables Purchase Agreement (the “Purchase Agreement Amendment”) among the SPV, as seller, the Partnership, as servicer, the conduit purchasers, the committed purchasers, the purchaser agents and the letter of credit participants (“LC participants”) party thereto and PNC Bank, National Association, as administrator and issuer of letters of credit (“LC Bank”), which amends the Receivables Purchase Agreement, dated as of January 10, 2013, as amended, governing the $400 million accounts receivable securitization facility (the “Facility”) by, among other things, (i) extending the Facility Termination Date (as defined in the Purchase Agreement Amendment) of the Facility to April 19, 2023 and (ii) replacing the LIBOR-based interest rate option with SOFR-based interest rate options, including term SOFR and daily simple SOFR. As of April 19, 2022, after giving effect to the Purchase Agreement Amendment, there were approximately $320 million of trade receivable purchases outstanding under the Facility. A copy of the Purchase Agreement Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The foregoing description of the Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement Amendment, which is incorporated by reference herein.

The committed purchasers or their respective affiliates have performed investment banking, financial advisory and commercial banking services for the Company, the Partnership and certain of their affiliates, for which they have received customary compensation, and they may continue to do so in the future. The Company, the Partnership or their affiliates have entered into commodity swap transactions with certain of the committed purchasers or their respective affiliates with terms the Company and the Partnership believe to be customary in connection with such transactions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Twelfth Amendment to Receivables Purchase Agreement, dated as of April 19, 2022, by and among Targa Receivables LLC, as seller, the Partnership, as servicer, the various conduit purchasers, committed purchasers, purchaser agents and LC participants party thereto and PNC Bank, National Association, as administrator and LC Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: April 22, 2022	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
Chief Financial Officer

3